Restricted cash and time deposits	12 Months Ended
Dec. 31, 2024
Restricted cash and time deposits
Restricted cash and time deposits

5. Restricted cash and time deposits

	As of
	December 31,
	2023	2024
	RMB	RMB
Current:
Restricted time deposits	278,359	251,023
Total	278,359	251,023

Non-current:
Restricted cash	2,804	—
Restricted time deposits	32,042	26,395
Total	34,846	26,395

Short-term restricted time deposits in the bank, amounted to RMB278.4 million and RMB251.0 million as of December 31, 2023 and 2024, respectively, are to secure the line of credit for short-term bank borrowings (see Note 14).

Other restricted cash and time deposits mainly consist of a US$3.4 million and US$3.6 million (RMB26.4 million) deposit as collateral at its ADR depositary bank as of December 31, 2023 and 2024, respectively, and deposits in custodian accounts for insurance brokerage business and other business requirements are classified as non-current assets based on their respective maturity as of December 31, 2023.